EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2023 RESULTS
DALLAS – May 1, 2023 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2023 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2023 with the first quarter ended March 31, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 29.5% to $125.44 during the quarter on a 10.5% increase in Comparable ADR and a 17.2% increase in Comparable Occupancy.
•Net loss attributable to common stockholders was $(64.6) million or $(1.88) per diluted share for the quarter.
•Adjusted EBITDAre was $75.6 million for the quarter, reflecting a growth rate of 88% over the prior year quarter.
•Adjusted funds from operations (AFFO) was $0.19 per diluted share for the quarter, compared to $(0.04) for the prior year quarter.
•Comparable Hotel EBITDA was $90.8 million for the quarter, reflecting a growth rate of 61% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $344.9 million and restricted cash of $143.8 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $20.6 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $442.1 million.
•Capex invested during the quarter was $29.3 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company successfully extended its JP Morgan Chase – 8 Hotels loan with a paydown of $50 million.
•To date, the Company has issued approximately $21.5 million of its non-traded preferred stock.
•Subsequent to quarter end, the Company extended its BAML Highland Pool Loan until April 2024. As part of this extension, the Company paid down the existing loan balance by $45 million.

AHT Reports First Quarter Results

May 1, 2023

CAPITAL STRUCTURE
As of March 31, 2023, the Company had total loans of $3.8 billion with a blended average interest rate of 7.1%, taking into account in-the-money interest rate caps. Based on the current level of LIBOR and SOFR and the corresponding interest rate caps, approximately 93% of the Company’s debt is effectively fixed and approximately 7% is effectively floating. As of the end of the first quarter, approximately 40% of the Company’s hotels were in cash traps under their respective loans compared to 79% at the end of the fourth quarter of 2022. The hotels that are currently out of cash traps generated approximately 70% of the Company’s full-year 2022 Hotel EBITDA. Any excess cash flow generated by hotels in cash traps will be held by the lender and will not be available for corporate purposes.
During the quarter, the Company successfully extended its JP Morgan Chase - 8 Hotel mortgage loan which had a maturity extension date in February 2023. As part of this extension, the Company made a $50 million principal paydown of the loan and also was able to reduce the 2024 debt yield extension test from 9.25% to 8.50%, giving the Company significantly more flexibility for the next extension test for this loan.
Subsequent to quarter end, the Company extended its BAML Highland Pool Loan until April 2024. As part of this extension, the Company paid down the existing loan balance by $45 million. The Company is also working with a lender on the refinancing of the La Posada de Santa Fe and the Hilton Alexandria loans, which are the Company’s only final debt maturities in 2023. As part of this expected refinancing, the Company does not anticipate paying down either of the outstanding loan amounts.
The Company did not pay a dividend on its common stock and common units for the first quarter ended March 31, 2023. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.
During the first quarter of 2022, the Company filed a registration statement with the U.S. Securities and Exchange Commission (“SEC”) for its Series J and Series K Redeemable Preferred Stock (“Non-Traded Preferred Equity”). The registration statement provides for the issuance of Non-Traded Preferred Equity in a primary offering over the course of up to three years from the effective date. The Series J and Series K Redeemable Preferred Stock have initial annual dividend yields of 8.0% and 8.2% respectively, and the Company offers a Dividend Reinvestment Plan for investors in the Non-Traded Preferred Equity. The registration statement is now effective, and the Company commenced the offering of the Non-Traded Preferred Equity during the third quarter of 2022. To date, the Company has issued 813,802 shares of its Series J and 45,352 shares of its Series K non-traded preferred stock raising approximately $21.5 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
“During the first quarter, our portfolio delivered strong operating results,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “We’ve been extremely encouraged with the strong growth in both occupancy and ADR that we’ve been able to achieve and believe that strong performance reflects our high-quality, geographically diverse portfolio. Further, we’re encouraged that the majority of our hotels are now out of their respective cash traps compared to only 21% at the end of the fourth quarter of 2022.” Mr. Hays added, “We’ve also made progress with the extension tests under some of our loans and the continued ramp up of our non-traded preferred capital raise significantly enhances our financial flexibility. Looking forward, we believe our portfolio is well-positioned, and we will continue to focus on driving strong operating results and prudent capital management.”

AHT Reports First Quarter Results

May 1, 2023

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Tuesday, May 2, 2023, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Tuesday, May 9, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13737038.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2023 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Tuesday, May 2, 2023, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance

AHT Reports First Quarter Results

May 1, 2023

on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2023	December 31, 2022
ASSETS
Investments in hotel properties, net	$3,099,605	$3,118,331
Cash and cash equivalents	344,935	417,064
Restricted cash	143,821	141,962
Accounts receivable, net of allowance of $427 and $501, respectively	62,049	49,809
Inventories	3,976	3,856
Notes receivable, net	5,151	5,062
Investment in unconsolidated entities	19,180	19,576
Deferred costs, net	2,234	2,665
Prepaid expenses	20,534	15,981
Derivative assets, net	37,348	47,182
Operating lease right-of-use assets	44,339	43,921
Other assets	21,492	21,653
Intangible assets, net	797	797
Due from Ashford Inc., net	—	486
Due from related parties, net	3,353	6,570
Due from third-party hotel managers	20,596	22,462
Total assets	$3,829,410	$3,917,377
LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,786,065	$3,838,543
Finance lease liability	18,765	18,847
Accounts payable and accrued expenses	127,892	115,970
Accrued interest payable	14,306	15,287
Dividends and distributions payable	3,193	3,118
Due to Ashford Inc., net	6,480	—
Due to third-party hotel managers	1,701	1,319
Intangible liabilities, net	2,077	2,097
Operating lease liabilities	45,109	44,661
Other liabilities	4,200	4,326
Total liabilities	4,009,788	4,044,168
Redeemable noncontrolling interests in operating partnership	21,617	21,550
Series J Redeemable Preferred Stock, $0.01 par value, 501,864 and 87,115 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	11,543	2,004
Series K Redeemable Preferred Stock, $0.01 par value, 34,250 and 1,800 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	843	44
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at March 31, 2023 and December 31, 2022	12	12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at March 31, 2023 and December 31, 2022	12	12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at March 31, 2023 and December 31, 2022	15	15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at March 31, 2023 and December 31, 2022	13	13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at March 31, 2023 and December 31, 2022	13	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,478,064 and 34,495,185 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	345	345
Additional paid-in capital	2,384,000	2,383,244
Accumulated deficit	(2,598,791)	(2,534,043)
Total equity (deficit)	(214,381)	(150,389)
Total liabilities and equity/deficit	$3,829,410	$3,917,377

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2023	2022
REVENUE
Rooms	$252,955	$195,330
Food and beverage	58,991	36,760
Other	16,282	14,436
Total hotel revenue	328,228	246,526
Other	658	612
Total revenue	328,886	247,138
EXPENSES
Hotel operating expenses
Rooms	59,203	47,406
Food and beverage	39,790	27,770
Other expenses	113,879	92,048
Management fees	12,246	9,554
Total hotel operating expenses	225,118	176,778
Property taxes, insurance and other	16,537	16,459
Depreciation and amortization	47,855	52,120
Advisory services fee:
Base advisory fee	8,469	8,735
Reimbursable expenses	3,227	2,571
Stock/unit-based compensation	1,290	1,929
Incentive fee	—	151
Corporate, general and administrative:
Stock/unit-based compensation	36	53
Other general and administrative	2,576	3,051
Total operating expenses	305,108	261,847
Gain (loss) on disposition of assets and hotel properties	(24)	103
OPERATING INCOME (LOSS)	23,754	(14,606)
Equity in earnings (loss) of unconsolidated entities	(396)	(153)
Interest income	2,557	51
Other income (expense), net	134	101
Interest expense, net of discount amortization	(78,744)	(41,160)
Amortization of loan costs	(2,771)	(2,399)
Write-off of premiums, loan costs and exit fees	(420)	(727)
Realized and unrealized gain (loss) on derivatives	(5,415)	3,211
INCOME (LOSS) BEFORE INCOME TAXES	(61,301)	(55,682)
Income tax benefit (expense)	(221)	(120)
NET INCOME (LOSS)	(61,522)	(55,802)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	600	372
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(60,922)	(55,430)
Preferred dividends	(3,243)	(3,103)
Deemed dividends on redeemable preferred stock	(407)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(64,572)	$(58,533)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.88)	$(1.71)
Weighted average common shares outstanding – basic	34,381	34,269
Diluted:
Net income (loss) attributable to common stockholders	$(1.88)	$(1.71)
Weighted average common shares outstanding – diluted	34,381	34,269
Dividends declared per common share:	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$(61,522)	$(55,802)
Interest expense and amortization of discounts and loan costs, net	81,515	43,559
Depreciation and amortization	47,855	52,120
Income tax expense (benefit)	221	120
Equity in (earnings) loss of unconsolidated entities	396	153
Company's portion of EBITDA of unconsolidated entities	(69)	(153)
EBITDA	68,396	39,997
(Gain) loss on disposition of assets and hotel properties	24	(103)
EBITDAre	68,420	39,894
Amortization of unfavorable contract liabilities	29	53
Transaction and conversion costs	119	659
Write-off of premiums, loan costs and exit fees	420	727
Realized and unrealized (gain) loss on derivatives	5,415	(3,211)
Stock/unit-based compensation	1,333	2,011
Legal, advisory and settlement costs	—	25
Other (income) expense, net	(120)	(101)
Advisory services incentive fee	—	151
Company's portion of adjustments to EBITDAre of unconsolidated entities	1	12
Adjusted EBITDAre	$75,617	$40,220
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$(61,522)	$(55,802)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	600	372
Preferred dividends	(3,243)	(3,103)
Deemed dividends on redeemable preferred stock	(407)	—
Net income (loss) attributable to common stockholders	(64,572)	(58,533)
Depreciation and amortization on real estate	47,855	52,120
(Gain) loss on disposition of assets and hotel properties	24	(103)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(600)	(372)
Equity in (earnings) loss of unconsolidated entities	396	153
Company's portion of FFO of unconsolidated entities	(287)	(153)
FFO available to common stockholders and OP unitholders	(17,184)	(6,888)
Deemed dividends on redeemable preferred stock	407	—
Transaction and conversion costs	119	659
Write-off of premiums, loan costs and exit fees	420	727
Unrealized (gain) loss on derivatives	14,942	(3,211)
Stock/unit-based compensation	1,333	2,011
Legal, advisory and settlement costs	—	25
Other (income) expense, net	(120)	(101)
Amortization of credit facility exit fee	4,156	2,681
Amortization of loan costs	2,771	2,399
Advisory services incentive fee	—	151
Company's portion of adjustments to FFO of unconsolidated entities	1	12
Adjusted FFO available to common stockholders and OP unitholders	$6,845	$(1,535)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.19	$(0.04)
Weighted average diluted shares	36,461	36,250

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2023
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (16)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (17)	Comparable TTM Hotel EBITDA Debt Yield
Aareal Hilton Alexandria - 1 hotel	June 2023	June 2023	LIBOR (1) + 2.45%	$—	$73,450	$73,450		$(2,404)	(3.3)%	$4,734	6.4%
KEYS Pool A - 7 hotels	June 2023	June 2025	LIBOR (1) + 3.65%	—	180,720	180,720	(3)	5,681	3.1%	12,356	6.8%
KEYS Pool B - 7 hotels	June 2023	June 2025	LIBOR (1) + 3.39%	—	174,400	174,400	(3)	1,879	1.1%	8,221	4.7%
KEYS Pool C - 5 hotels	June 2023	June 2025	LIBOR (1) + 3.73%	—	221,040	221,040	(3)	7,362	3.3%	20,578	9.3%
KEYS Pool D - 5 hotels	June 2023	June 2025	LIBOR (1) + 4.02%	—	262,640	262,640	(3)	18,056	6.9%	26,418	10.1%
KEYS Pool E - 5 hotels	June 2023	June 2025	LIBOR (1) + 2.73%	—	160,000	160,000	(3)	4,267	2.7%	18,176	11.4%
KEYS Pool F - 5 hotels	June 2023	June 2025	LIBOR (1) + 3.68%	—	215,120	215,120	(3)	3,911	1.8%	18,550	8.6%
JPMorgan Chase La Posada - 1 hotel	November 2023	November 2023	SOFR (2) + 2.80%	—	25,000	25,000	(4)	2,304	9.2%	5,697	22.8%
Morgan Stanley Pool - 17 hotels	November 2023	November 2024	LIBOR (1) + 3.13%	—	415,000	415,000	(5)	23,032	5.5%	43,531	10.5%
BAML Indigo Atlanta - 1 hotel	December 2023	December 2024	SOFR (2) + 2.85%	—	15,252	15,252	(6)	(657)	(4.3)%	1,857	12.2%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,307	—	6,307		708	11.2%	1,282	20.3%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	0.0549	9,204	—	9,204		(223)	(2.4)%	1,429	15.5%
Oaktree Capital Term Loan	January 2024	January 2026	0.14	195,959	—	195,959	(7)	N/A	N/A	N/A	N/A
JPMorgan Chase - 8 hotels	February 2024	February 2025	LIBOR (1) + 3.17%	—	345,000	345,000	(8)	15,617	4.5%	33,346	9.7%
BAML Princeton/Nashville - 2 hotels	March 2024	March 2026	LIBOR (1) + 2.75%	—	240,000	240,000	(9)	23,783	9.9%	37,235	15.5%
BAML Highland Pool - 19 hotels	April 2024	April 2025	LIBOR (1) + 3.20%	—	907,030	907,030	(10)	41,859	4.6%	97,882	10.8%
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,755	—	5,755		653	11.3%	1,119	19.4%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	SOFR (2) + 2.00%	—	8,881	8,881	(11)	274	3.1%	656	7.4%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,109	—	11,109		670	6.0%	1,772	16.0%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	22,224	—	22,224		1,181	5.3%	3,037	13.7%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	LIBOR (1) + 4.65%	—	86,000	86,000	(12)	7,505	8.7%	15,051	17.5%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (2) + 4.00%	—	37,000	37,000	(13)	(4,707)	(12.7)%	1,922	5.2%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	46,609	—	46,609		2,972	6.4%	7,967	17.1%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	23,179	—	23,179		(292)	(1.3)%	2,798	12.1%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	SOFR (2) + 3.91%	—	98,000	98,000	(14)	1,961	2.0%	14,017	14.3%
Total				$320,346	$3,464,533	$3,784,879		$155,392	4.1%	$379,631	10.0%
Percentage				8.5%	91.5%	100.0%
Weighted average interest rate (15)				10.41%	6.81%	7.12%
All indebtedness is non-recourse with the exception of the term loan.
(1)    LIBOR rate was 4.86% at March 31, 2023.
(2)    SOFR rate was 4.80% at March 31, 2023.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022.
(4)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in November 2022.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in November 2022.
(6)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in December 2022.
(7)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in February 2023.
(9)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in March 2023.
(10)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in April 2023.
(11)    This mortgage loan has a SOFR floor of 2.0%.
(12)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.10%.
(13)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(14)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(15)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(16)    The final maturity date assumes all available extension options will be exercised.
(17)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2023
(dollars in thousands)
(unaudited)

	2023	2024	2025	2026	2027	Thereafter	Total
Aareal Hilton Alexandria - 1 hotel	$73,450	$—	$—	$—	$—	$—	$73,450
JPMorgan Chase La Posada - 1 hotel	25,000	—	—	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	9,036	—	—	—	—	9,036
GACC Manchester RI - 1 hotel	—	6,191	—	—	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	5,580	—	—	—	—	5,580
Southside Bank Ashton - 1 hotel	—	8,881	—	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	10,755	—	—	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	21,522	—	—	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	415,000	—	—	—	—	415,000
BAML Indigo Atlanta - 1 hotel	—	14,987	—	—	—	—	14,987
JPMorgan Chase - 8 hotels	—	—	345,000	—	—	—	345,000
BAML Pool 3 - 3 hotels	—	—	44,413	—	—	—	44,413
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	22,030	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	—	907,030	—	—	—	907,030
KEYS Pool A - 7 hotels	—	—	180,720	—	—	—	180,720
KEYS Pool B - 7 hotels	—	—	174,400	—	—	—	174,400
KEYS Pool C - 5 hotels	—	—	221,040	—	—	—	221,040
KEYS Pool D - 5 hotels	—	—	262,640	—	—	—	262,640
KEYS Pool E - 5 hotels	—	—	160,000	—	—	—	160,000
KEYS Pool F - 5 hotels	—	—	215,120	—	—	—	215,120
Oaktree Capital Term Loan	—	—	—	195,959	—	—	195,959
BAML Princeton/Nashville - 2 hotels	—	—	—	240,000	—	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	96,000	—	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	—	86,000	—	—	86,000
Aareal Le Pavillon - 1 hotel	—	—	—	—	35,000	—	35,000
Principal due in future periods	98,450	491,952	2,532,393	617,959	35,000	—	3,775,754
Scheduled amortization payments remaining	2,335	2,582	708	2,500	1,000	—	9,125
Total indebtedness	$100,785	$494,534	$2,533,101	$620,459	$36,000	$—	$3,784,879

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$251,937	$—	$251,937	$194,178	$318	$194,496	29.75%	29.53%
RevPAR	$125.44	$—	$125.44	$96.69	$1,178.96	$96.84	29.73%	29.53%
Occupancy	68.41%	—%	68.41%	58.25%	828.15%	58.36%	17.44%	17.23%
ADR	$183.35	$—	$183.35	$165.99	$142.36	$165.94	10.46%	10.49%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$248,686	$—	$248,686	$190,987	$318	$191,305	30.21%	29.99%
RevPAR	$126.29	$—	$126.29	$97.00	$1,178.96	$97.15	30.19%	29.99%
Occupancy	68.70%	—%	68.70%	58.15%	828.15%	58.26%	18.14%	17.94%
ADR	$183.82	$—	$183.82	$166.82	$142.36	$166.77	10.19%	10.22%

NOTES:
(1)    The above comparable information assumes the 97 hotel properties owned and included in the Company’s operations at March 31, 2023, and not under renovation during the three months ended March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2023	2022	% Variance
Total hotel revenue	$326,865	$244,989	33.42%
Non-comparable adjustments	—	423
Comparable total hotel revenue	$326,865	$245,412	33.19%

Hotel net income (loss)	$33,999	$(213)	16,061.97%
Non-comparable adjustments	(7)	532
Comparable hotel net income (loss)	$33,992	$319	10,555.80%
Hotel net income (loss) margin	10.40%	(0.09)%	10.49%
Comparable hotel net income margin	10.40%	0.13%	10.27%

Hotel EBITDA	$90,760	$55,562	63.35%
Non-comparable adjustments	19	838
Comparable hotel EBITDA	$90,779	$56,400	60.96%
Hotel EBITDA margin	27.77%	22.68%	5.09%
Comparable hotel EBITDA margin	27.77%	22.98%	4.79%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2023	2022	% Variance
Total hotel revenue	$323,564	$241,742	33.85%
Non-comparable adjustments	—	423
Comparable total hotel revenue	$323,564	$242,165	33.61%

Hotel net income (loss)	$34,220	$(636)	5,480.50%
Non-comparable adjustments	(7)	532
Comparable hotel net income (loss)	$34,213	$(104)	32,997.12%
Hotel net income (loss) margin	10.58%	(0.26)%	10.84%
Comparable hotel net income margin	10.57%	(0.04)%	10.61%

Hotel EBITDA	$89,969	$54,719	64.42%
Non-comparable adjustments	19	838
Comparable hotel EBITDA	$89,988	$55,557	61.97%
Hotel EBITDA margin	27.81%	22.64%	5.17%
Comparable hotel EBITDA margin	27.81%	22.94%	4.87%
NOTES:
(1)    The above comparable information assumes the 97 hotel properties owned and included in the Company’s operations at March 31, 2023, and not under renovation during the three months ended March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2022	2022	2022	2022	2022	2022	2022	2022	2022
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$326,865	$—	$326,865	$315,419	$2,494	$317,913	$326,065	$621	$326,686	$345,651	$681	$346,332
Hotel net income (loss)	$33,999	$(7)	$33,992	$25,332	$80	$25,412	$40,944	$(782)	$40,162	$55,848	$528	$56,376
Hotel net income (loss) margin	10.40%		10.40%	8.03%		7.99%	12.56%		12.29%	16.16%		16.28%
Hotel EBITDA	$90,760	$19	$90,779	$84,631	$900	$85,531	$94,892	$132	$95,024	$111,375	$869	$112,244
Hotel EBITDA margin	27.77%		27.77%	26.83%		26.90%	29.10%		29.09%	32.22%		32.41%

Hotel net income (loss) % of total TTM	21.8%		21.8%	16.2%		16.3%	26.2%		25.8%	35.8%		36.1%
EBITDA % of total TTM	23.8%		23.7%	22.2%		22.3%	24.9%		24.8%	29.1%		29.2%

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total hotel revenue	$1,314,000	$3,796	$1,317,796
Hotel net income (loss)	$156,123	$(181)	$155,942
Hotel net income (loss) margin	11.88%		11.83%
Hotel EBITDA	$381,658	$1,920	$383,578
Hotel EBITDA margin	29.05%		29.11%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2023	2023	2023	2022	2022	2022	% Variance	% Variance
Atlanta, GA Area	10	1,626	$135.14	$—	$135.14	$106.33	$71.37	$102.03	27.1%	32.5%
Boston, MA Area	2	705	135.84	—	135.84	94.00	—	94.00	44.5%	44.5%
Dallas / Ft. Worth, TX Area	7	1,526	118.49	—	118.49	91.15	—	91.15	30.0%	30.0%
Houston, TX Area	3	692	109.42	—	109.42	89.38	—	89.38	22.4%	22.4%
Los Angeles, CA Metro Area	6	1,619	148.26	—	148.26	121.51	—	121.51	22.0%	22.0%
Miami, FL Metro Area	2	414	231.61	—	231.61	200.59	—	200.59	15.5%	15.5%
Minneapolis - St. Paul, MN Area	2	520	51.18	—	51.18	38.73	—	38.73	32.1%	32.1%
Nashville, TN Area	1	673	218.21	—	218.21	179.88	—	179.88	21.3%	21.3%
New York / New Jersey Metro Area	6	1,743	77.01	—	77.01	51.43	—	51.43	49.7%	49.7%
Orlando, FL Area	2	524	146.85	—	146.85	123.35	—	123.35	19.1%	19.1%
Philadelphia, PA Area	3	648	78.22	—	78.22	65.74	—	65.74	19.0%	19.0%
San Diego, CA Area	2	410	127.74	—	127.74	99.22	—	99.22	28.7%	28.7%
San Francisco - Oakland, CA Metro Area	7	1,547	115.28	—	115.28	74.39	—	74.39	55.0%	55.0%
Tampa, FL Area	2	571	191.62	—	191.62	148.35	—	148.35	29.2%	29.2%
Washington D.C. - MD - VA Area	9	2,426	128.33	—	128.33	76.57	—	76.57	67.6%	67.6%
Other Areas	36	6,672	120.58	—	120.58	101.12	(54.50)	102.50	19.2%	17.6%
Total Portfolio	100	22,316	$125.44	$—	$125.44	$96.69	$1,178.96	$96.84	29.7%	29.5%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$2,883	$—	$2,883	8.5%	$(117)	$(325)	$(442)	(138.6)%	2,564.1%	752.3%
Boston, MA Area	2	705	(3,200)	—	(3,200)	(9.4)%	(3,195)	—	(3,195)	(1,001.6)%	(0.2)%	(0.2)%
Dallas / Ft. Worth, TX Area	7	1,526	4,746	—	4,746	14.0%	1,117	—	1,117	350.2%	324.9%	324.9%
Houston, TX Area	3	692	983	—	983	2.9%	220	—	220	69.0%	346.8%	346.8%
Los Angeles, CA Metro Area	6	1,619	5,305	—	5,305	15.6%	2,479	—	2,479	777.1%	114.0%	114.0%
Miami, FL Metro Area	2	414	3,080	—	3,080	9.1%	2,254	—	2,254	706.6%	36.6%	36.6%
Minneapolis - St. Paul, MN Area	2	520	(1,118)	—	(1,118)	(3.3)%	(1,452)	—	(1,452)	(455.2)%	23.0%	23.0%
Nashville, TN Area	1	673	4,859	—	4,859	14.3%	3,702	—	3,702	1,160.5%	31.3%	31.3%
New York / New Jersey Metro Area	6	1,743	(1,769)	—	(1,769)	(5.2)%	(4,867)	—	(4,867)	(1,525.7)%	63.7%	63.7%
Orlando, FL Area	2	524	1,532	—	1,532	4.5%	875	—	875	274.3%	75.1%	75.1%
Philadelphia, PA Area	3	648	(1,261)	—	(1,261)	(3.7)%	(1,052)	—	(1,052)	(329.8)%	(19.9)%	(19.9)%
San Diego, CA Area	2	410	680	—	680	2.0%	472	—	472	148.0%	44.1%	44.1%
San Francisco - Oakland, CA Metro Area	7	1,547	226	—	226	0.7%	(3,326)	—	(3,326)	(1,042.6)%	106.8%	106.8%
Tampa, FL Area	2	571	4,528	—	4,528	13.3%	2,165	—	2,165	678.7%	109.1%	109.1%
Washington D.C. - MD - VA Area	9	2,426	2,398	—	2,398	7.1%	(3,973)	—	(3,973)	(1,245.5)%	160.4%	160.4%
Other Areas	36	6,672	10,127	(7)	10,120	29.6%	4,485	857	5,342	1,674.6%	125.8%	89.4%
Total Portfolio	100	22,316	$33,999	$(7)	$33,992	100.0%	$(213)	$532	$319	100.0%	16,062.0%	10,555.8%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$7,634	$—	$7,634	8.4%	$3,878	$619	$4,497	8.0%	96.9%	69.8%
Boston, MA Area	2	705	1,076	—	1,076	1.2%	189	—	189	0.3%	469.3%	469.3%
Dallas / Ft. Worth, TX Area	7	1,526	8,675	—	8,675	9.6%	5,151	—	5,151	9.1%	68.4%	68.4%
Houston, TX Area	3	692	2,780	—	2,780	3.1%	1,725	—	1,725	3.1%	61.2%	61.2%
Los Angeles, CA Metro Area	6	1,619	7,936	—	7,936	8.7%	5,715	—	5,715	10.1%	38.9%	38.9%
Miami, FL Metro Area	2	414	4,548	—	4,548	5.0%	3,803	—	3,803	6.7%	19.6%	19.6%
Minneapolis - St. Paul, MN Area	2	520	(323)	—	(323)	(0.4)%	(590)	—	(590)	(1.0)%	45.3%	45.3%
Nashville, TN Area	1	673	7,486	—	7,486	8.2%	6,160	—	6,160	10.9%	21.5%	21.5%
New York / New Jersey Metro Area	6	1,743	2,427	—	2,427	2.7%	(577)	—	(577)	(1.0)%	520.6%	520.6%
Orlando, FL Area	2	524	2,648	—	2,648	2.9%	2,238	—	2,238	4.0%	18.3%	18.3%
Philadelphia, PA Area	3	648	101	—	101	0.1%	198	—	198	0.4%	(49.0)%	(49.0)%
San Diego, CA Area	2	410	1,335	—	1,335	1.5%	1,152	—	1,152	2.0%	15.9%	15.9%
San Francisco - Oakland, CA Metro Area	7	1,547	4,463	—	4,463	4.9%	786	—	786	1.4%	467.8%	467.8%
Tampa, FL Area	2	571	5,500	—	5,500	6.1%	3,416	—	3,416	6.1%	61.0%	61.0%
Washington D.C. - MD - VA Area	9	2,426	9,630	—	9,630	10.6%	2,934	—	2,934	5.2%	228.2%	228.2%
Other Areas	36	6,672	24,844	19	24,863	27.4%	19,384	219	19,603	34.7%	28.2%	26.8%
Total Portfolio	100	22,316	$90,760	$19	$90,779	100.0%	$55,562	$838	$56,400	100.0%	63.3%	61.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2023
(in thousands, except share price)
(unaudited)

March 31, 2023
Common stock shares outstanding	34,478
Partnership units outstanding	1,669
Combined common stock shares and partnership units outstanding	36,147
Common stock price	$3.21
Market capitalization	$116,032
Series D cumulative preferred stock	$29,361
Series F cumulative preferred stock	$31,276
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$32,710
Series I cumulative preferred stock	$31,323
Series J redeemable preferred stock	$12,547
Series K redeemable preferred stock	$856
Indebtedness	$3,784,879
Net working capital (see below)	$(442,145)
Total enterprise value (TEV)	$3,635,139

Cash and cash equivalents	$344,935
Restricted cash	$143,821
Accounts receivable, net	$62,050
Prepaid expenses	$20,534
Due from third-party hotel managers, net	$18,895
Total current assets	$590,235

Accounts payable, net & accrued expenses	$141,770
Dividends and distributions payable	$3,193
Due to affiliates, net	$3,127
Total current liabilities	$148,090

Net working capital	$442,145

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Crystal City Reagan	272			x	x
Crowne Plaza La Concha Key West	160		x	x	x
Embassy Suites Austin	150			x	x
Embassy Suites Crystal City	269		x	x
Embassy Suites Dallas	150			x	x
Embassy Suites Flagstaff	119				x
Embassy Suites Houston	150				x
Embassy Suites Portland Downtown	276				x
Embassy Suites Santa Clara Silicon Valley	258			x
Hampton Inn Evansville	140	x
La Posada	157				x
Le Pavillon New Orleans	226			x	x
Marriott Bridgewater	349				x
Marriott Memphis	232				x
Marriott Sugar Land	300				x
Residence Inn Hartford Manchester	96				x
Residence Inn Phoenix Airport	200	x
Ritz-Carlton Atlanta	444		x
SpringHill Suites Buford Mall of Georgia	97	x
SpringHill Suites Manhattan Beach Hawthorne	164				x
SpringHill Suites Philadelphia Plymouth Meeting	199				x
Total		3	3	7	15
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2022	2022	2022	March 31, 2023
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$33,999	$25,332	$40,944	$55,848	$156,123
Non-property adjustments	(8)	(127)	1	2	(132)
Interest income	(100)	(97)	(47)	(48)	(292)
Interest expense	5,580	4,559	3,556	2,643	16,338
Amortization of loan costs	282	358	447	443	1,530
Depreciation and amortization	47,684	49,181	49,256	50,723	196,844
Income tax expense (benefit)	22	53	116	84	275
Non-hotel EBITDA ownership expense	3,301	5,372	619	1,680	10,972
Hotel EBITDA including amounts attributable to noncontrolling interest	90,760	84,631	94,892	111,375	381,658
Non-comparable adjustments	19	900	132	869	1,920
Comparable hotel EBITDA	$90,779	$85,531	$95,024	$112,244	$383,578
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$34,220	$(221)	$33,999	$46	$(95,567)	$(61,522)
Non-property adjustments	(8)	—	(8)	—	8	—
Interest income	(100)	—	(100)	—	100	—
Interest expense	5,580	—	5,580	—	73,164	78,744
Amortization of loan cost	282	—	282	—	2,489	2,771
Depreciation and amortization	46,695	989	47,684	123	48	47,855
Income tax expense (benefit)	22	—	22	—	199	221
Non-hotel EBITDA ownership expense	3,278	23	3,301	9	(3,310)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	89,969	791	90,760	178	(22,869)	68,069
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	396	396
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(69)	(69)
Hotel EBITDA attributable to the Company and OP unitholders	$89,969	$791	$90,760	$178	$(22,542)	$68,396
Non-comparable adjustments	19	—	19
Comparable hotel EBITDA	$89,988	$791	$90,779
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$25,332	$(5)	$(82,014)	$(56,687)
Non-property adjustments	(127)	—	127	—
Interest income	(97)	—	97	—
Interest expense	4,559	—	67,103	71,662
Amortization of loan cost	358	—	2,000	2,358
Depreciation and amortization	49,181	124	48	49,353
Income tax expense (benefit)	53	—	(4,057)	(4,004)
Non-hotel EBITDA ownership expense	5,372	22	(5,394)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	84,631	141	(22,090)	62,682
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	353	353
Company's portion of EBITDA of unconsolidated entities	—	—	(222)	(222)
Hotel EBITDA attributable to the Company and OP unitholders	$84,631	$141	$(21,959)	$62,813
Non-comparable adjustments	900
Comparable hotel EBITDA	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$40,944	$(30)	$(63,237)	$(22,323)
Non-property adjustments	1	—	(1)	—
Interest income	(47)	—	47	—
Interest expense	3,556	—	54,955	58,511
Amortization of loan cost	447	—	2,065	2,512
Depreciation and amortization	49,256	122	50	49,428
Income tax expense (benefit)	116	—	4,541	4,657
Non-hotel EBITDA ownership expense	619	9	(628)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	94,892	101	(2,208)	92,785
Equity in (earnings) loss of unconsolidated entities	—	—	147	147
Company's portion of EBITDA of unconsolidated entities	—	—	(148)	(148)
Hotel EBITDA attributable to the Company and OP unitholders	$94,892	$101	$(2,209)	$92,784
Non-comparable adjustments	132
Comparable hotel EBITDA	$95,024
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$55,848	$459	$(62,553)	$(6,246)
Non-property adjustments	2	(151)	149	—
Interest income	(48)	(1)	49	—
Interest expense	2,643	—	43,347	45,990
Amortization of loan cost	443	—	1,960	2,403
Depreciation and amortization	50,723	124	49	50,896
Income tax expense (benefit)	84	—	5,479	5,563
Non-hotel EBITDA ownership expense	1,680	17	(1,697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	111,375	448	(13,217)	98,606
Equity in (earnings) loss of unconsolidated entities	—	—	151	151
Company's portion of EBITDA of unconsolidated entities	—	—	(151)	(151)
Hotel EBITDA attributable to the Company and OP unitholders	$111,375	$448	$(13,217)	$98,606
Non-comparable adjustments	869
Comparable hotel EBITDA	$112,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(636)	$423	$(213)	$267	$(55,856)	$(55,802)
Non-property adjustments	11	—	11	(122)	111	—
Interest income	(7)	—	(7)	—	7	—
Interest expense	2,272	—	2,272	—	38,888	41,160
Amortization of loan cost	439	—	439	—	1,960	2,399
Depreciation and amortization	51,531	410	51,941	131	48	52,120
Income tax expense (benefit)	15	—	15	—	105	120
Non-hotel EBITDA ownership expense	1,094	10	1,104	20	(1,124)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	54,719	843	55,562	296	(15,861)	39,997
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	153	153
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$54,719	$843	$55,562	$296	$(15,861)	$39,997
Non-comparable adjustments	838	—	838
Comparable hotel EBITDA	$55,557	$843	$56,400
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,883	$(3,200)	$4,746	$983	$5,305	$3,080	$(1,118)	$4,859	$(1,769)
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(3)	—	(3)	—	(15)	(2)	—	—	(6)
Interest expense	784	2,075	—	—	—	—	—	—	—
Amortization of loan costs	6	137	—	—	—	—	—	—	—
Depreciation and amortization	3,603	2,046	3,847	1,234	2,586	1,442	776	2,531	4,034
Income tax expense (benefit)	—	—	—	—	—	—	—	22	—
Non-hotel EBITDA ownership expense	361	18	85	563	60	28	19	74	168
Hotel EBITDA including amounts attributable to noncontrolling interest	7,634	1,076	8,675	2,780	7,936	4,548	(323)	7,486	2,427
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,634	$1,076	$8,675	$2,780	$7,936	$4,548	$(323)	$7,486	$2,427

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,532	$(1,261)	$680	$226	$4,528	$2,398	$10,127	$33,999
Non-property adjustments	—	—	—	—	—	—	(8)	(8)
Interest income	(16)	(3)	(7)	(15)	—	(14)	(16)	(100)
Interest expense	—	—	—	217	—	1,246	1,258	5,580
Amortization of loan costs	—	—	—	38	—	68	33	282
Depreciation and amortization	1,122	964	593	3,445	938	5,813	12,710	47,684
Income tax expense (benefit)	—	—	—	—	—	—	—	22
Non-hotel EBITDA ownership expense	10	401	69	552	34	119	740	3,301
Hotel EBITDA including amounts attributable to noncontrolling interest	2,648	101	1,335	4,463	5,500	9,630	24,844	90,760
Non-comparable adjustments	—	—	—	—	—	—	19	19
Comparable hotel EBITDA	$2,648	$101	$1,335	$4,463	$5,500	$9,630	$24,863	$90,779
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(117)	$(3,195)	$1,117	$220	$2,479	$2,254	$(1,452)	$3,702	$(4,867)
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	101	967	—	—	—	—	—	—	—
Amortization of loan costs	8	132	—	—	—	—	—	—	—
Depreciation and amortization	3,792	2,269	3,990	1,183	3,237	1,522	845	2,459	4,136
Income tax expense (benefit)	—	—	—	—	—	—	—	5	—
Non-hotel EBITDA ownership expense	94	16	45	322	—	27	17	(6)	155
Hotel EBITDA including amounts attributable to noncontrolling interest	3,878	189	5,151	1,725	5,715	3,803	(590)	6,160	(577)
Non-comparable adjustments	619	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,497	$189	$5,151	$1,725	$5,715	$3,803	$(590)	$6,160	$(577)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$875	$(1,052)	$472	$(3,326)	$2,165	$(3,973)	$4,485	$(213)
Non-property adjustments	—	—	—	—	—	—	11	11
Interest income	—	—	(1)	—	—	(1)	(2)	(7)
Interest expense	—	—	—	224	—	444	536	2,272
Amortization of loan costs	—	—	—	37	—	65	197	439
Depreciation and amortization	1,362	1,237	639	3,705	1,232	6,443	13,890	51,941
Income tax expense (benefit)	—	—	—	—	—	—	10	15
Non-hotel EBITDA ownership expense	1	13	42	146	19	(44)	257	1,104
Hotel EBITDA including amounts attributable to noncontrolling interest	2,238	198	1,152	786	3,416	2,934	19,384	55,562
Non-comparable adjustments	—	—	—	—	—	—	219	838
Comparable hotel EBITDA	$2,238	$198	$1,152	$786	$3,416	$2,934	$19,603	$56,400
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$5,681	$1,879	$7,362	$18,056	$4,267	$3,911	$41,859	$23,032	$15,617	$2,972	$1,181
Non-property adjustments	—	—	(76)	—	—	(25)	(203)	(32)	—	—	—
Interest income	(38)	(22)	(3)	—	(5)	(7)	(8)	(42)	(136)	(17)	—
Interest expense	—	—	—	—	—	—	—	—	4	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,412	6,056	12,900	7,595	13,073	14,139	51,946	18,906	17,577	4,730	1,813
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	301	308	395	767	841	532	4,288	1,667	501	282	43
Hotel EBITDA including amounts attributable to noncontrolling interest	12,356	8,221	20,578	26,418	18,176	18,550	97,882	43,531	33,563	7,967	3,037
Non-comparable adjustments	—	—	—	—	—	—	—	—	(217)	—	—
Comparable hotel EBITDA	$12,356	$8,221	$20,578	$26,418	$18,176	$18,550	$97,882	$43,531	$33,346	$7,967	$3,037

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel
Net income (loss)	$670	$23,783	$(2,404)	$274	$(657)	$1,961	$7,505	$(223)	$2,304	$(4,707)	$653
Non-property adjustments	—	(23)	—	—	—	—	—	—	—	272	—
Interest income	—	—	(4)	—	—	(10)	—	—	—	—	—
Interest expense	—	—	3,757	—	835	6,581	—	—	1,427	2,265	—
Amortization of loan costs	—	—	267	—	30	540	—	—	188	354	—
Depreciation and amortization	1,060	13,077	3,060	368	1,540	4,864	7,214	1,638	1,714	3,690	383
Income tax expense (benefit)	—	73	—	—	—	—	—	—	—	—	79
Non-hotel EBITDA ownership expense	42	325	58	14	109	81	116	14	64	48	4
Hotel EBITDA including amounts attributable to noncontrolling interest	1,772	37,235	4,734	656	1,857	14,017	14,835	1,429	5,697	1,922	1,119
Non-comparable adjustments	—	—	—	—	—	—	216	—	—	—	—
Comparable hotel EBITDA	$1,772	$37,235	$4,734	$656	$1,857	$14,017	$15,051	$1,429	$5,697	$1,922	$1,119

	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$708	$(292)	$389	$(2)	$344	$156,123
Non-property adjustments	—	—	(48)	2	1	(132)
Interest income	—	—	—	—	—	(292)
Interest expense	—	894	—	—	575	16,338
Amortization of loan costs	—	151	—	—	—	1,530
Depreciation and amortization	449	1,888	591	—	161	196,844
Income tax expense (benefit)	123	—	—	—	—	275
Non-hotel EBITDA ownership expense	2	157	14	—	(1)	10,972
Hotel EBITDA including amounts attributable to noncontrolling interest	1,282	2,798	946	—	1,080	381,658
Non-comparable adjustments	—	—	(946)	—	2,867	1,920
Comparable hotel EBITDA	$1,282	$2,798	$—	$—	$3,947	$383,578
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,807	$(231)	$2,568	$4,336	$(1,526)	$(34)	$11,888	$6,919	$3,497	$1,548	$122
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(18)	(9)	(2)	—	—	(3)	—	(19)	(41)	(8)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,697	1,533	3,119	1,834	3,127	3,389	12,376	4,527	4,310	1,104	560
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	55	93	44	58	796	70	699	714	212	11	13
Hotel EBITDA including amounts attributable to noncontrolling interest	4,541	1,386	5,729	6,228	2,397	3,422	24,963	12,141	7,979	2,655	695
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,541	$1,386	$5,729	$6,228	$2,397	$3,422	$24,963	$12,141	$7,979	$2,655	$695

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel
Net income (loss)	$311	$5,381	$(1,355)	$21	$(216)	$(2,195)	$1,927	$84	$(533)	$(1,366)	$87
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,246	—	281	2,075	—	—	459	796	—
Amortization of loan costs	—	—	68	—	6	137	—	—	—	33	—
Depreciation and amortization	229	3,247	796	87	390	1,189	1,652	338	449	910	89
Income tax expense (benefit)	—	22	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	216	117	8	2	50	19	14	3	8	22	3
Hotel EBITDA including amounts attributable to noncontrolling interest	756	8,767	763	110	511	1,225	3,593	425	383	395	179
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$756	$8,767	$763	$110	$511	$1,225	$3,593	$425	$383	$395	$179

	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$100	$(444)	$(9)	$—	$312	$33,999
Non-property adjustments	—	—	(8)	—	—	(8)
Interest income	—	—	—	—	—	(100)
Interest expense	—	217	—	—	505	5,580
Amortization of loan costs	—	38	—	—	—	282
Depreciation and amortization	94	507	(5)	—	136	47,684
Income tax expense (benefit)	—	—	—	—	—	22
Non-hotel EBITDA ownership expense	3	68	3	—	—	3,301
Hotel EBITDA including amounts attributable to noncontrolling interest	197	386	(19)	—	953	90,760
Non-comparable adjustments	—	—	19	—	—	19
Comparable hotel EBITDA	$197	$386	$—	$—	$953	$90,779
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$830	$31	$690	$3,468	$(875)	$1,368	$6,449	$4,196	$3,581	$783	$63
Non-property adjustments	—	—	(76)	—	—	(25)	(203)	(32)	—	—	—
Interest income	(14)	(9)	(1)	—	—	(3)	—	(16)	(47)	(7)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,701	1,565	3,230	1,836	3,264	3,509	12,858	4,879	4,403	1,130	490
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	177	108	218	242	225	164	3,250	502	80	86	13
Hotel EBITDA including amounts attributable to noncontrolling interest	2,694	1,695	4,061	5,546	2,614	5,013	22,354	9,529	8,018	1,992	566
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,694	$1,695	$4,061	$5,546	$2,614	$5,013	$22,354	$9,529	$8,018	$1,992	$566

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel
Net income (loss)	$14	$5,220	$(1,070)	$237	$(71)	$(504)	$1,611	$(102)	$548	$(1,022)	$115
Non-property adjustments	—	(6)	—	—	—	—	—	—	—	272	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,110	—	247	1,868	—	—	407	631	—
Amortization of loan costs	—	—	67	—	8	136	—	—	—	109	—
Depreciation and amortization	261	3,273	776	93	387	1,229	1,765	395	440	917	97
Income tax expense (benefit)	—	15	—	—	—	—	—	—	—	—	13
Non-hotel EBITDA ownership expense	8	109	24	2	61	18	29	4	12	16	2
Hotel EBITDA including amounts attributable to noncontrolling interest	283	8,611	907	332	632	2,747	3,405	297	1,407	923	227
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$283	$8,611	$907	$332	$632	$2,747	$3,405	$297	$1,407	$923	$227

	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$131	$(416)	$27	$—	$30	$25,332
Non-property adjustments	—	—	(58)	—	1	(127)
Interest income	—	—	—	—	—	(97)
Interest expense	—	225	—	—	70	4,559
Amortization of loan costs	—	38	—	—	—	358
Depreciation and amortization	116	540	2	—	25	49,181
Income tax expense (benefit)	25	—	—	—	—	53
Non-hotel EBITDA ownership expense	—	21	—	—	1	5,372
Hotel EBITDA including amounts attributable to noncontrolling interest	272	408	(29)	—	127	84,631
Non-comparable adjustments	—	—	29	—	871	900
Comparable hotel EBITDA	$272	$408	$—	$—	$998	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$504	$1,205	$1,957	$4,314	$4,405	$1,390	$9,001	$4,640	$3,655	$(37)	$485
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	(3)	—	—	—	(1)	—	(5)	(33)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,551	1,493	3,249	1,912	3,357	3,554	13,203	4,648	4,404	1,214	386
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	20	27	80	293	(251)	52	280	216	(100)	183	8
Hotel EBITDA including amounts attributable to noncontrolling interest	2,071	2,722	5,286	6,519	7,511	4,995	22,484	9,499	7,927	1,359	879
Non-comparable adjustments	—	—	—	—	—	—	—	—	(383)	—	—
Comparable hotel EBITDA	$2,071	$2,722	$5,286	$6,519	$7,511	$4,995	$22,484	$9,499	$7,544	$1,359	$879

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel
Net income (loss)	$77	$5,670	$(424)	$14	$(148)	$1,907	$1,218	$(123)	$1,387	$(1,647)	$260
Non-property adjustments	—	(17)	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	839	—	184	1,506	—	—	311	489	—
Amortization of loan costs	—	—	67	—	8	134	—	—	94	107	—
Depreciation and amortization	277	3,262	746	94	384	1,224	1,859	440	425	930	98
Income tax expense (benefit)	—	20	—	—	—	—	—	—	—	—	42
Non-hotel EBITDA ownership expense	22	(396)	15	9	11	19	69	3	5	5	(1)
Hotel EBITDA including amounts attributable to noncontrolling interest	376	8,539	1,243	117	439	4,790	3,146	320	2,222	(116)	399
Non-comparable adjustments	—	—	—	—	—	—	216	—	—	—	—
Comparable hotel EBITDA	$376	$8,539	$1,243	$117	$439	$4,790	$3,362	$320	$2,222	$(116)	$399

	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$275	$310	$649	$—	$—	$40,944
Non-property adjustments	—	—	18	—	—	1
Interest income	—	—	—	—	—	(47)
Interest expense	—	226	—	—	—	3,556
Amortization of loan costs	—	37	—	—	—	447
Depreciation and amortization	118	428	—	—	—	49,256
Income tax expense (benefit)	54	—	—	—	—	116
Non-hotel EBITDA ownership expense	—	43	7	—	—	619
Hotel EBITDA including amounts attributable to noncontrolling interest	447	1,044	674	—	—	94,892
Non-comparable adjustments	—	—	(674)	—	973	132
Comparable hotel EBITDA	$447	$1,044	$—	$—	$973	$95,024
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$1,540	$874	$2,147	$5,938	$2,263	$1,187	$14,521	$7,277	$4,884	$678	$511
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	(5)	—	(8)	(2)	(15)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,463	1,465	3,302	2,013	3,325	3,687	13,509	4,852	4,460	1,282	377
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	49	80	53	174	71	246	59	235	309	2	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,050	2,418	5,502	8,125	5,654	5,120	28,081	12,362	9,639	1,961	897
Non-comparable adjustments	—	—	—	—	—	—	—	—	166	—	—
Comparable hotel EBITDA	$3,050	$2,418	$5,502	$8,125	$5,654	$5,120	$28,081	$12,362	$9,805	$1,961	$897

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel
Net income (loss)	$268	$7,512	$445	$2	$(222)	$2,753	$2,749	$(82)	$902	$(672)	$191
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(4)	—	—	(10)	—	—	—	—	—
Interest expense	—	—	562	—	123	1,132	—	—	250	349	—
Amortization of loan costs	—	—	65	—	8	133	—	—	94	105	—
Depreciation and amortization	293	3,295	742	94	379	1,222	1,938	465	400	933	99
Income tax expense (benefit)	—	16	—	—	—	—	—	—	—	—	24
Non-hotel EBITDA ownership expense	(204)	495	11	1	(13)	25	4	4	39	5	—
Hotel EBITDA including amounts attributable to noncontrolling interest	357	11,318	1,821	97	275	5,255	4,691	387	1,685	720	314
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$357	$11,318	$1,821	$97	$275	$5,255	$4,691	$387	$1,685	$720	$314

	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$202	$258	$(278)	$(2)	$2	$55,848
Non-property adjustments	—	—	—	2	—	2
Interest income	—	—	—	—	—	(48)
Interest expense	—	226	—	—	—	2,643
Amortization of loan costs	—	38	—	—	—	443
Depreciation and amortization	121	413	594	—	—	50,723
Income tax expense (benefit)	44	—	—	—	—	84
Non-hotel EBITDA ownership expense	(1)	25	4	—	(2)	1,680
Hotel EBITDA including amounts attributable to noncontrolling interest	366	960	320	—	—	111,375
Non-comparable adjustments	—	—	(320)	—	1,023	869
Comparable hotel EBITDA	$366	$960	$—	$—	$1,023	$112,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.